EXHIBIT 32



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



         The undersigned executive officers of First South Bancorp, Inc. (the "Registrant") hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2005 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                           By:   /s/Thomas A. Vann
                                 -----------------------------------------------
                                 Name:  Thomas A. Vann
                                 Title: President and Chief Executive Officer



                           By:   /s/William L. Wall
                                 -----------------------------------------------
                                 Name:  William L. Wall
                                 Title: Executive Vice President, Chief
                                        Financial Officer and Secretary

Date: March 15, 2006